

NASDAQ: ORBS
Worldcoin Treasury

Investor Presentation
October 2025

Disclaimers

This presentation (this “Presentation”) has been prepared by Eightco Holdings Inc. and its affiliates (the “Company”) solely for informational purposes. The information contained herein is provided to assist interested parties in making their own evaluation of the Company and for no other purpose. By accepting this Presentation, the recipient agrees to keep its contents strictly confidential and not to use it for any purpose other than as expressly authorized by the Company.

This Presentation does not constitute an offer to sell or the solicitation of an offer to buy or acquire any securities of the Company in any jurisdiction, nor shall it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. Any offer or sale of securities will be made only pursuant to definitive transaction documents, and in compliance with applicable securities laws. The securities described herein have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

This Presentation contains statements that constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company’s business strategy, plans, objectives, future operations, financial condition, and prospects. Forward-looking statements are based on current expectations, estimates, projections, and assumptions as of the date of this Presentation, and are not guarantees of future performance. Actual results may differ materially from those expressed or implied in such statements due to a variety of risks and uncertainties, including but not limited to market conditions, regulatory developments, the volatility of digital assets, and other factors beyond the Company’s control. The Company undertakes no obligation to update or revise any forward-looking statements to reflect future events or circumstances.

The information contained in this Presentation is based on sources believed to be reliable, but neither the Company nor any of its affiliates, directors, officers, employees, agents, or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness, fairness, or reasonableness of the information or opinions contained herein. The Company and its affiliates expressly disclaim any and all liability for any direct, indirect, or consequential loss or damage suffered by any person as a result of relying on any statement in or omission from this Presentation or any other written or oral communication transmitted to the recipient in the course of its evaluation of the Company.

Nothing in this Presentation constitutes legal, tax, accounting, or investment advice. Each recipient should consult its own professional advisors regarding the legal, tax, accounting, and investment consequences of any potential investment in the Company.

Prospective investors should carefully review and consider the risk factors described in the the Company’s filings with the U.S. Securities and Exchange Commission, before making any investment decision. The risks described herein are not exhaustive and additional risks may apply.

The information contained in this Presentation is provided as of the date hereof and is subject to change, completion, or amendment without notice. Neither the delivery of this Presentation nor any further discussions with the Company or its representatives shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since the date hereof.

By accepting this Presentation, the recipient acknowledges and agrees to the foregoing disclaimers.

Safe Harbor Statement

This investor presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. These statements can be recognized by the use of words such as "believe," "expect," "anticipate," "potential," "create," "intend," "could," "should," "would," "may," "plan," "seek," "will," "look," "future," "assume," "continue," or the negative of such terms or other variations thereof, or words of similar substance or meaning.

Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected due to a variety of factors, including those described above, which are inherently subject to significant uncertainties and contingencies that are or may be difficult or impossible to predict and are or may be beyond our control. The Company assumes no obligation to and does not undertake to update such forward-looking statements to reflect future events or circumstances.

Risk Factors

Risks Related to the Company's Business and Worldcoin (WLD) Strategy

Volatility and Price Risk of WLD: The Company's financial results and the market price of its shares will be significantly affected by the price of WLD. WLD is a highly volatile digital asset, and fluctuations in its price may materially and adversely impact the Company's net asset value (NAV), financial condition, and stock price.

Concentration Risk: The Company's treasury strategy involves a significant concentration of assets in WLD. This lack of diversification increases exposure to adverse developments affecting WLD, including market, technological, or regulatory events.

Liquidity Risk: WLD and other digital assets may be less liquid than cash or traditional financial instruments. In periods of market stress or regulatory intervention, the Company may not be able to liquidate its WLD holdings at favorable prices or in a timely manner, which could impair its ability to meet financial obligations or fund operations.

Execution Risk in Treasury Management: The Company will have broad discretion in executing its WLD acquisition and management strategy, including the timing and size of purchases and sales. There is no assurance that management will execute this strategy effectively, and poor execution could result in losses or underperformance relative to expectations.

Counterparty, Custodial, and Cybersecurity Risk: The Company's WLD assets will be held with third-party custodians and trading partners, exposing the Company to the risk of loss or destruction of private keys required to access its WLD, as well as cyberattacks, hacking, or other data loss relating to its WLD. Failures, insolvency, or security breaches at these service providers, or at the Company itself, could result in the loss or theft of WLD assets, unauthorized access, or other cyber incidents, with potentially material adverse effects on the Company's financial position, results of operations, and reputation.

Tokenomics and Unlock Schedule Risk: The WLD token has a defined unlock schedule, with significant amounts of tokens to be released over time. Large unlocks or changes in tokenomics could increase selling pressure, dilute existing holdings, and negatively impact the value of the Company's WLD assets.

Regulatory and Legal Risks

Regulatory Uncertainty and Classification Risk: The legal and regulatory treatment of WLD and other digital assets is evolving and uncertain. Changes in laws or regulations, or actions by regulatory authorities (including the SEC, CFTC, or foreign regulators), could adversely affect the Company's ability to hold, trade, or use WLD, or could require the Company to register as an investment company or comply with other regulatory regimes.

Risk of Being Deemed an Investment Company: If WLD or other digital assets are reclassified as securities, the Company could be deemed an "investment company" under the Investment Company Act of 1940, subjecting it to additional regulatory requirements, restrictions, and costs, or potentially requiring a change in business strategy.

Tax Risks: The tax treatment of digital assets is complex and subject to change. The Company may be subject to adverse tax consequences, including the corporate alternative minimum tax on unrealized gains, or changes in U.S. or foreign tax law that could impact the value or liquidity of its WLD holdings.

AML, Sanctions, and Compliance Risks: The Company is subject to anti-money laundering (AML), sanctions, and other compliance obligations. Failure to comply with these requirements, or changes in applicable laws, could result in penalties, restrictions, or reputational harm.

Risk Factors (Cont'd)

Dilution Risk: The issuance of new shares and other equity-linked securities in connection with any future transaction may dilute existing shareholders.

Dependence on Key Personnel and Governance Changes: The Company's future success depends on the continued service and performance of its management team and Board of Directors, including the newly appointed Chairman. Any inability to attract or retain qualified personnel could adversely affect the Company's execution of its strategy.

Reliance on Strategic Partners: The Company's business plan contemplates partnerships with trading, custody, and advisory firms. The failure of these partners to perform as expected, or the loss of key relationships, could impair the Company's ability to execute its treasury strategy.

Market Acceptance and Trading Risks: The Company's shares are listed on NASDAQ, and there is no assurance of continued listing or sufficient trading liquidity. Suspension or delisting could materially reduce the value and liquidity of the Company's shares.

No Assurance of Returns: There is no guarantee that the Company's strategy will result in positive returns or that the value of its shares will increase. Past performance of similar digital asset treasuries is not indicative of future results.

Risks Related to the Worldcoin Ecosystem and Technology

Adoption and Ecosystem Risk: The value of WLD and the success of the Company's strategy depend on the continued adoption and development of the Worldcoin ecosystem, including World ID, World App, and related technologies. Delays, failures, or negative developments in the ecosystem could adversely affect the value of WLD and the Company's business.

Competition and Technological Change: The digital asset and blockchain industry is highly competitive and rapidly evolving. The Company may face competition from other digital asset treasuries, blockchain projects, or new technologies that could render its strategy less effective or obsolete.

Intellectual Property and Security Risks: The Company relies on the intellectual property and security of the Worldcoin ecosystem. Infringement, misappropriation, or security vulnerabilities could negatively impact the Company's operations and the value of its WLD holdings.

Table of Contents

01
Introduction

World Executive Summary

In September 2025, Eightco Holdings (NASDAQ: ORBS) raised a **$270MM PIPE to adopt the World Token** as its primary treasury asset.



Dan Ives is Chairman of ORBS, providing industry expertise as a recognized technology and AI analyst to guide the Company's growth.

Company support includes **BitMine (NYSE: BMNR) and premier institutional investors** such as MOZAYYX, Discovery Capital, Brevan Howard, FalconX and Kraken.



World was founded in 2019 to build a global-scale network that **distinguishes humans from AI.**



World has scaled to **17 million users** and recently entered the United States in **2025.**

https://world.org/
https://www.8co.holdings/news-events

The Basics & Use Case for World ID

World ID is an anonymous proof of human for the age of AI

The Orb

A person visits an Orb, which scans and verifies their humanness, creating a unique iris code.



World ID

The iris code generates a privacy-preserving World ID stored in the World App. Use World ID to verify that you are a real and unique human.


9:41
World ID
@angelina
Verified
US passport
Claim 40.44 WLD
Claim
Earn up to 10% APY
Get

World Chain

Verified World IDs connect to World Chain, where the native WLD token powers payments, governance, and participation.



https://world.org/
https://world.org/world-id
https://world.org/world-chain

ORBS Potential Value Creation Opportunity Estimate

World Token Economics

1 billion

Scale World to 1 billion human scans

$5-10 per human

Generate "ARPU" of $5-$10 per human per year (verified layer for tech)

10x "tech" EV / Revenue Multiple =

$100 billion hypothetical World Token value

$ORBS

ORBS Economics

8% WLD

ORBS Goal = Acquire 8% of WLD Token Supply =

800 million tokens

$10 WLD Token

$100 billion World Token value / 10 billion fully diluted tokens = $10 per WLD token

800 million tokens x $10 per WLD token =

$8 billion hypothetical $ORBS value

Potential World Scale to 8 Billion Humans

The Power of 8


Projected
12 months
Today

17 million	100 million	1 billion	8 billion
Verified humans September 2025	Verified humans September 2026	Verified humans Interim goal	Verified humans Planet scale

Worldcoin Partnerships & Distribution


16:20
Orbs coming to Malaysia
Verify your Humanness
Malaysia

Government collaboration[1]

Worldcoin and MIMOS partner to bring digital proof of humanness to Malaysia

Signals regulatory fit and adoption in govt use cases


world
world | VISA

Enterprise + Fintech[2]

Partnership with Visa to create card that allows digital asset use anywhere Visa is accepted

Optimized for AI era, only available to verified humans


tinder
Verify your profile
Verify with World ID
tinder

Dating[3]

Pilot with Tinder creates verified profiles to foster real connections

Simple and secure verification to eliminate bots & catfishing


RAZER ID
VERIFIED BY
WORLD ID
BE VERIFIED AS HUMAN

Platforms[4]

World ID provides verification for Razer's SSO to create safer & more authentic gaming

Social media and messaging apps also benefit from proof of human

1 https://world.org/blog/announcements/worldcoin-mimos-partnership-bring-digital-proof-humanness-malaysia
2 https://world.org/blog/announcements/world-card-your-digital-assets-accepted-anywhere
3 https://world.org/blog/announcements/experience-real-connections-with-world-id-and-match-group
4 https://world.org/blog/announcements/new-world-razer-partnership-prioritizes-human-gamers-age-of-ai

02
History and Future of Human Identification

World Created an "Orb" to Securely Scan the Human Iris Which Creates a Unique ID for Each Human


SOCIAL SECURITY
THIS NUMBER HAS BEEN ESTABLISHED FOR
SIGNATURE



Legacy ID = not built for digital era

Orb ID = Scalable, secure, and digitally native

History of ID

Prior to standardized government IDs (passport, DL, social security numbers), economic relationships constrained by trust within small local networks.

Government issued IDs fixed this by

- ➔ Establishing legal identity at scale
  - ◆ Consistent way to verify individuals across regions - enabling migration, labor mobility, and access to services
- ➔ Enabling financial inclusion
  - ◆ Banks could extend credit, issue accounts, track repayment history which deepend capital markets
- ➔ Improving contract enforceability
  - ◆ Courts, businesses, and states could link obligations to specific persons
- ➔ Supporting welfare and taxation systems
  - ◆ IDs underpinned pension schemes, unemployment benefits, and tax collection which stabilized consumption and supported infrastructure spending
- ➔ Facilitating international commerce
  - ◆ Passports and standardized ID checks supported cross-border trade, travel, and migration

AI fraud and identity related incidents accelerating

VideoAI deepfakes & LLM botnets erode trust on social platforms

Government waste accelerating due to digital fraudy

Enterprises falling victim to voice and ID spoofing

Existing tools (KYC, CAPTCHA, biometrics-at- rest) don't solve for uniqueness or privacy

In 2024, fraudsters employed deepfake technology to impersonate a company's chief financial officer on a video call and captured $25 million. The scammers used AI-generated deepfakes to convincingly replicate the CFO and other staff members, leading the employee to authorize multiple transactions. This incident underscores the pressing need for advanced fraud detection systems capable of identifying sophisticated AI-driven deceptions.

In 2021, cybercriminals employed deepfake audio technology to impersonate a company director's voice, successfully deceiving a bank manager in Hong Kong into authorizing transfers totaling $35 million. The perpetrators used AI-generated voice cloning to replicate the director's speech patterns, convincing the manager to execute the substantial fund transfers. The attack caused significant financial losses by exposing weaknesses in traditional cybersecurity practices.

CNN INVESTIGATES

A fake recording of a candidate saying he'd rigged the election went viral. Experts say it's only the beginning

By Curt Devine, Donie O'Sullivan and Sean Lyngaas, CNN
10 min read · Updated 6:09 AM EST, Thu February 1, 2024

CYBERSECURITYUPDATE

North Korean Hackers Use AI Deepfakes to Infiltrate Firms as IT Workers

North Korean hackers, under the Famous Chollima group, are infiltrating companies as remote IT workers, using AI for fake resumes and deepfakes, per CrowdStrike's report on 320 cases—a 220% surge. This funds weapons programs and risks data theft. Governments and firms must enhance vetting to counter these threats.

INNOVATION

AI-Driven Phishing And Deep Fakes: The Future Of Digital Fraud

By Balasubramani Murugesan, Forbes Councils Member.
for Forbes Technology Council, COUNCIL POST | Membership (fee-based)

Published Mar 10, 2025, 10:15am EDT

https://edition.cnn.com/2024/02/01/politics/election-deepfake-threats-invs
https://www.webpronews.com/north-korean-hackers-use-ai-deepfakes-to-infiltrate-firms-as-it-workers/
https://www.forbes.com/councils/forbestechcouncil/2025/03/10/ai-driven-phishing-and-deep-fakes-the-future-of-digital-fraud/

World Network - Trust at Scale

The World ecosystem supported by the Orb unlocks secure identification and proof of human at scale ready for the post-AI internet era.

World ID does this by

- ➔ Establishing proof of human at scale
  - ◆ Enables fair commerce, participation, and exchange online at scale
- ➔ Preventing fraud
  - ◆ Bots are swarming gaming, ticketing platforms, dating apps, social networks, e-commerce and more
- ➔ New forms of reputation and credit
  - ◆ Can anchor persistent digital identities enabling decentralized credit histories, work credentials, and commerce that is human-verified
- ➔ Supporting welfare and taxation systems
  - ◆ Reduce or eliminate digital fraud in welfare programs to ensure fair distribution and prevent wasted government spend
- ➔ Facilitating trusted online commerce
  - ◆ Eliminate ticket scalpers and bots for exclusive releases, more trusted P2P payments

The Need for Proof of Human Will Scale as AI-Generated Content Increases



Percent of U.S. Households
100%
80
60
40
20
Forecast
Electricity
Refrigerator
Stove
Telephone
Radio
Auto
Clothes Washer
Clothes Dryer
Color TV
Air Cond-itioning
Dish Washer
Microwave
VCR
Computer
Cellphone
Internet
Social Media
Consumer AI
Proof of Human
1900
1915
1930
1945
1960
1975
1990
2005
2020
2035

Sources: Michael Felton, The New York Times, Pew Research, Statista, U.S. EIA, U.S. Census Bureau, Nielsen, NTIA/Census, Bureau of Transportation Statistics, Edison Research

03
Worldcoin Detail

The World Lifecycle - How to Scan Your Iris



1

Download World App



2

Orb verifies unique human



3

Human receives WLD



4

Apps, Ecomm x App



5

17 mill → 100 mill Iris Scanned

World ID Will Be Used as a Single Sign-On in the Future



ticketmaster

tinder

PS5

Projected Growth in Verified World IDs


Verified World IDs + Projection
Million verified humans
100
75
50
25
0
1/1/24
7/1/24
1/1/25
7/1/25
1/1/26
7/1/26

Proof of Human Market - Potential Revenue

Market Sizing & Potential Revenue[1]


$1B
$3.5B
2025
2028

UX Uplift (Verified Human Logon)

Social Media, Dating, Gaming

Improved conversion through higher trust networks


$3.3B
$11.7B
2025
2028

Ad Fraud Prevention

Bot-driven traffic and fraud causing wasted ad spend


$2.3B
$11.5B
2025
2028

Cybersecurity

Identity theft is an accelerating problem for governments and enterprises


$2.1B
$5.5B
2025
2028

Welfare Fraud

Proof-of-human ensures benefits are only distributed to verifiable people

1. Estimates per RNDMWLK

Revenue Potential of World Platform

Revenue Potential by Category[1]


40
30
20
10
0
Revenue ($B)
2025
2026
2027
2028
Year
Welfare Fraud
Cybersecurity
UX Improvement
IVT Prevention

1 Estimates per RNDMWLK

3 Pillars of AI Infrastructure - Proof of Human Market Cap Still To-be Captured

01	Data Centers	Chips / data center most mature
02	LLMs	Model providers accelerating
03	Proof of human	Proof-of-human in early stage



$8,000
$6,000
$4,000
$2,000
$0
Market Cap ($B)
Chips / Datacenter
Models
Proof-of-Human

1. Chips / Datacenter: NVDA, AVGO, TSM, ASML, AMD, MU, MRVL, KLAC market caps per Bloomberg as of close 8/29
2. OpenAI:https://www.reuters.com/business/openai-eyes-500-billion-valuation-potential-employee-share-sale-source-says-2025-08-06/
3. Anthropic: https://www.bloomberg.com/news/articles/2025-09-02/anthropic-completes-new-funding-round-at-183-billion-valuation
4. xAI: https://www.wsj.com/tech/musk-merges-his-ai-company-with-x-claiming-combined-valuation-of-113-billion-4a8f2263
5. Databricks: https://www.databricks.com/company/newsroom/press-releases/databricks-raising-series-k-investment-100-billion-valuation
6. ScaleAI: https://www.wsj.com/tech/ai/scale-ai-gets-meta-investment-that-values-it-at-more-than-29-billion-abeefc2f
7. Perplexity: https://www.bloomberg.com/news/articles/2025-07-17/ai-startup-perplexity-valued-at-18-billion-with-new-funding
8. Proof-of-Human: WLD FDV: https://coinmarketcap.com/currencies/worldcoin-org/

Eightco (ORBS) Roadmap



Become the leading single sign-on (SSO) tech for enterprise and consumer


SSO

Venture investments to back the "Proof of Human" (PoH) and authentication ecosystems



8% World Token Supply

Thank You